UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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VAALCO Energy, Inc. May 2008

Safe Harbor Statement
Important Information. VAALCO filed with the SEC definitive proxy materials (the “Proxy Materials”). The Proxy Materials contain important information about VAALCO, the 2008 Annual Stockholders Meeting and our nominees and other directors in the solicitation. VAALCO’s stockholders are urged to read the Proxy Materials carefully. Stockholders may obtain additional free copies of the Proxy Materials and other relevant documents filed with the SEC by VAALCO through the website maintained by the
SEC at www.sec.gov. The Proxy Materials and other relevant documents may also be obtained free of charge from VAALCO at
VAALCO Energy, Inc., 4600 Post Oak Place, Suite 309, Houston, Texas 77027; or by phone at (713) 623-0801. The Proxy
Materials are also available on VAALCO’s website at www.vaalco.com. The contents of the websites referenced above are not deemed to be incorporated by reference into the Proxy Materials.
Forward-Looking Statements. This document includes “forward-looking statements” as defined by the U.S. securities laws.
Forward-looking statements are those concerning VAALCO’s plans, expectations, and objectives for future drilling, completion and other operations and activities. All statements included in this document that address activities, events or developments that
VAALCO expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements include future production rates, completion and production timetables and costs to complete well. These statements are based on assumptions made by VAALCO based on its experience perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond VAALCO’s control. These risks include, but are not limited to, inflation, lack of availability of goods, services and capital, environmental risks, drilling risks, foreign operational risks and regulatory changes. Investors are cautioned that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. These risks are further described in VAALCO’s annual report on Form 10-K for the year ended December 31, 2007 and other reports filed with the
SEC which can be reviewed at
http://www.sec.gov,
or which can be received by contacting VAALCO at 4600 Post Oak Place,
Suite 309, Houston, Texas 77027, (713) 623-0801.
The Securities and Exchange Commission generally permits oil and gas companies, in filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. In this document, we describe volumes of oil that we believe may be discovered in the future through our existing exploration program. These amounts are not proved reserves as defined by the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by VAALCO.
This presentation is being made on the afternoon of May 20, 2008. The content of this presentation contains time-sensitive information that is accurate only as of the time hereof. VAALCO will not be reviewing or updating the material contained herein.

3 Agenda I. Introduction and VAALCO Overview II. Superior Returns and Financial Performance III. VAALCO’s Board: Experienced, Proven and Committed to Maximizing Stockholder Value

Attendees
• Robert H. Allen Independent Director
Audit Committee
†
(Chairman)
Compensation Committee (Chairman)
• Robert L. Gerry Chairman and
Chief Executive Officer
• W. Russell Scheirman President, Chief Financial Officer
and Director
† Audit Committee Financial Expert as determined by the Board under SEC regulations

I. Introduction and VAALCO Overview

VAALCO’s Nominees Are the Right Choice
• Independent and engaged Board made up of successful and experienced industry leaders
– Responsible for successful implementation of corporate strategy and stock price appreciation
– Broad and complementary expertise in areas critical to VAALCO’s business
– 5 of 7 directors independent under NYSE listing requirements
– All committees constituted solely of independent directors
• Superior long-term value creation and financial performance
– 503% cumulative stockholder return over the last 5 years
– Outperformed peer group over each of the last 6-month, 1-year, 3-year and 5-year periods
– 31% 5-year average ROIC (among top 5% of the oil & gas industry)
– 66% revenue CAGR over the last 5 years
– 81% EBITDA CAGR over the last 5 years
• Track record of superior operating achievements
– 82% success rate in exploration drilling since 1998, when Etame drilling began
– 100% success rate in the drilling and completion of development wells since 1998
– 50% increase in production since 2002
• Strong growth expected to continue
– Drilling program underway exposes VAALCO stockholders to 8x current reserves
– 7 planned exploration wells, 2 development wells, arrangements in place to contract for rigs
– Drilling to commence this summer
1.  Unless otherwise indicated, figures in this presentation are as of the market close on May 16, 2008
2.  The peer group is as defined by RiskMetrics (ISS); details slide 14
1
2

VAALCO Overview
• Houston-based independent
exploration and production
company (“E&P”)
• Exploration activities primarily in
West Africa – offshore Gabon,
onshore Gabon, offshore Angola
– Opportunistic minority
participations in UK North Sea
exploration
• Production (100% oil) located
offshore Gabon
• 26 full-time employees: Houston (9),
Gabon (10) and Angola (7)
• 20-30 contractors worldwide
depending on activity level
VAALCO is an Important Presence and a
Valued Long-Term Partner in Gabon and Angola
Gabon
Angola

Exceptional West African Opportunity
• Africa holds a significant and growing portion of world oil reserves
• By 2010, West Africa is expected to account for 1 of 3 new barrels pumped worldwide and by 2015, the U.S. is projected to import 25% of all its oil from Africa, up from 15% in 2007
– 8% of global proved reserves
– High proportion of new field discoveries
– Strong reserve growth of discovered fields
• Gabon
– Long history of energy production under stable
contract terms
– Former French colony independent since 1960
under French civil law
– Population 1.3 MM (about size of Colorado)
• Angola
– Oil sales and related activities constitute
approximately one-half of GDP and 90% of exports
– Has emerged as a major African oil producer
following the end of the country’s civil war in 2002
– One of the world’s fastest growing economies
because of strong production growth
– Population 15.5 MM
West Central Africa Oil Endowment
Produced
13%
Reserves
18%
Mean
Undiscover
ed
69%
West Central Africa Reserves
Angola
61% Congo
12%
Equatorial
Guinea
12%
Gabon
15%

Focused and Disciplined Business Strategy
• Seek exploration opportunities in proven hydrocarbon
basins where modern technology has the potential to
unlock previously hidden reserves
– In areas with acceptable political risk where positive
market conditions provide niche opportunities
• Increase reserves primarily through the drill-bit while
continually reviewing potential property and corporate
acquisitions at reasonable prices
• Focused primarily on West Africa asset base
• Maintain financial discipline to support growth
• Optimize cash flows from producing assets
– Etame Marin Concession
Efficient, Low Cost Operator with Exceptional
Exploration and Production Track Record

Exceptional Track Record and Expertise
• 82% success rate in exploration drilling since 1998, when Etame drilling began
• 100% success rate in the drilling and completion of development wells
• Industry-wide, success rates are approximately 1 in 3 for exploration drilling
VAALCO’s Drilling Success Rates are
Among the Best in the Industry
1.  Source: U.S. Energy Information Administration (EIA)
VAALCO Drilling History (1998 to date)
Exploration & Appraisal Wells Development Wells
Well Date Field Type Result Well Date Field Type Result
ET-1V '98 Etame Expl. Success ET-3H '02 Etame Devel. Success
ET-2V '99 Etame App. Success ET-4H '02 Etame Devel. Success
ET-3V '01 Etame App. Success ET-5H '04 Etame Devel. Success
ET-4V '01 Etame App. Success ET-6H '05 Etame Devel. Success
EBO-1 '03 Ebouri Expl. Success ET-6HST '05 Etame Devel. Success
ET-5HP '04 Etame Pilot Success ETBSM-1 '06 Etame Devel. Success
EAVOM-1 '04 Avouma Expl. Success EAVOM-2H '06 Avouma Devel. Success
EAVSM-1 '05 Avouma Expl. Dry Hole
(1)
EBO-1 ST1 Ebouri App. Success
EBO-1 ST2 Ebouri App. Success
UKCS 9/28b
'07 na Expl. Non-Commercial
(1) Although dry, effectively proved-up additional Avouma reserves
1

Current Exploration Program Represents the Highest Level
of Exploration and Development in the Company’s History
• Drilling 7 exploration and 2 development wells over the next 6 to 18 months
• On an unrisked basis, this drilling program exposes VAALCO stockholders to > 50 MM net barrels (> 8x VAALCO’s current 6.2 MMbbl in reserves)
– Even at modest success rates, potential for dramatic increases in stockholder value
• Arrangements in place to contract for 2 offshore jackup drilling rigs for Gabon
– Anticipate drilling at least 3 exploration wells and 1-2 development wells
– In addition to 2 development wells already underway
• 2 years of preparation and
planning with partners and
host governments
During this time VAALCO
acquired and interpreted
seismic, contracted for its
concession in Angola and
constructed 2, $100 MM
platforms for installation in
Gabon
2008 is Expected to Be a Break-Out Year for Value Creation
VAALCO Properties - Reserves and Resources
Property
Etame
Marin
Mutamba
Iroru
Angola
Block 5
NW
Vulcan Total
Proved Reserves
(net mmboe)
6.2 0.0 0.0 0.0 6.2
Potential of Leads in Drilling
Program
(unrisked mmboe)
Gross 71.5 36.3 42.3 6.0 156.1
Net to VAALCO 17.6 15.7 16.9 1.5 51.7
Exploration Acerage
(gross)
Acres 759,040 270,333 1,410,478 12,000 2,451,851
GOM Blocks Equivalent 152 54 282 2 490

Focused, Stable and Professional Management
Over the Lengthy E&P Business Cycle
Stock Price Surges As We Move to the Drilling Phase – Precisely Where We are Now
Relative Performance (%)
.
1Q 223% YOY
.
Plan 6H after Eb seismic
.
Write off 2V
4Q affected by cost account,
development spend for 05
8
Eb/Av dev plans,
lower sales from
missed lifting
AMEX app
.
Angola PSA
2Q NI up
Eb dev plan approved
Et extension, Eb dev plan,
Angola operator
.
FPSO contract
Buyback & Pill
UKCS farm-in
Seismic
expenses
Cost acct benefit,
reserve upgrade
Av 1st oil
Et 2 dev and 3 expl wells, Mut
2 wells 4Q, Angola seeking rig
for wells 9/28b non-comm
Av Eb dev plans
complete, expl well
.
YE
UKCS farm-in
YE, reserve upgrade
6H 1st oil
5H 1st oil
AMEX listing
Eb disc
Bl. 5 Award
.
Mut PSA
IFC revolver
1818 Fund Exit
1.
Russell 3000/2000
Listed NYSE,
approved UKCS
Fortune
Cramer
Business Week
-100
0
100
200
300
400
500
600
700
800
900
05/19/03 10/20/03 03/15/04 08/16/04 01/18/05 06/20/05 11/21/05 04/24/06 09/25/06 02/26/07 07/30/07 12/31/07

II. Superior Returns and Financial Performance

Superior Stock Price Performance and
Stockholder Returns
• VAALCO’s stock price
performance has exceed that of
its peer group – and far
exceeded the broader market –
over all meaningful periods
1. The peer group is as defined by the independent
governance and proxy advisory firm RiskMetrics (ISS):
Brigham Exploration Co. (NasdaqNM:BEXP), Callon
Petroleum Co. (NYSE:CPE), Carrizo Oil & Gas Inc.
(NasdaqNM:CRZO), Delta Petroleum Corp.
(NasdaqNM:DPTR), Edge Petroleum Corp.
(NasdaqNM:EPEX), TXCO Resources, Inc.
(NasdaqNM:TXCO), Goodrich Petroleum Corp.
(NYSE:GDP), Harvest Natural Resources Inc.
(NYSE:HNR), Pacific Ethanol, Inc. (NasdaqNM:PEIX),
PrimeEnergy Corp. (NasdaqSC:PNRG), Quest Resource
Corp. (NasdaqNM:QRCP); peer group companies are
indexed on a market capitalization weighted basis; in this
presentation, over the 5-year measurement period, the
peer group index excludes Pacific Ethanol, Inc.
(NasdaqNM:PEIX), which entered trading on the Nasdaq
Global Market on March 24, 2005. 5-year and 3-year
relative performance charts use weekly average prices
Stockholder Returns
503%
143%
49%
61%
-100%
0%
100%
200%
300%
400%
500%
600%
VAALCO Peer Group S&P 500
Source: CapitalIQ
1

5-Year Average ROIC
31%
14%
10%
7%
7%
6%
5%
2%
-1%
-2%
-5%
0%
5%
10%
15%
20%
25%
30%
35%
#1 Among Peers on 5-Year Return on
Invested Capital (ROIC)
†
† Using John S. Herold, Inc.’s methodology, 5-Year ROIC
calculated as the 5-year weighted average of the sum of net
income to common plus preferred dividends plus minority
interest expense plus adj. net interest expense; over
average capital employed (year-end + prior year-end / 2),
calculated as the sum of: ST debt plus LT debt plus
volumetric production payments plus book value of common
plus book value of preferred plus minority Interest
• 5-Year ROIC far in excess of peer
group and among the highest in
the industry
Peer Group
Average 5%
Note: figures for Quest Resource Corporation are not available because of change in reporting periods
Source: John S. Herold, Inc.

VAALCO 5-Year Revenue Growth
$0
$20
$40
$60
$80
$100
$120
$140
2003 2004 2005 2006 2007
#1 Among Peers on 5-Year Revenue Growth
5-Year Revenue Growth (CAGR)
66%
59%
52%
43%
38%
36%
34%
28%
23%
-38%
-60%
-40%
-20%
0%
20%
40%
60%
80%
Note: figures for Quest Resource Corporation are not available because of change in reporting periods
Source: John S. Herold, Inc.
Peer Group
Average 31%

5-Year EBITDA Growth
$0
$20
$40
$60
$80
$100
$120
2003 2004 2005 2006 2007
# 2 Among Peers on 5-Year EBITDA
†
Growth
† Note: in order to adjust for differences between oil and gas companies that use “successful efforts” accounting and those that “full cost” accounting (see next slide for details), EBITDA is calculated before exploration costs (commonly known as EBITDAX)
Note: figures for Quest Resource Corporation are not available because of change in reporting periods
Source: John S. Herold, Inc., CapitalIQ
Peer Group
Average 38%
5-Year EBITDA Growth (CAGR)
186%
81%
73%
69%
60%
40%
36%
34%
24%
-177%
-200%
-150%
-100%
-50%
0%
50%
100%
150%
200%
250%

Successful Efforts Accounting, “Liftings”
and the “Cost Account”
1. Successful efforts
1
accounting is the SEC’s preferred method of accounting for exploration
– use of the successful efforts convention results in unusually low net income in any period where there are exceptional exploration expenses, such as an unsuccessful well or large payments for the acquisition of seismic data
– VAALCO uses the convention as we believe it is a more transparent way to report performance
2. Irregularity in the timing of crude oil sales (so-called “liftings”) results in unusually low net income in any period that a lifting is missed, and unusually high net income in periods where there are extra liftings to “catch-up” with inventory
– VAALCO’s taxes are recognized based on barrels of oil produced per month
2
, but revenues
are recognized only when oil is sold (lifted)
– At any time VAALCO can have up to 1.1 MM gross barrels in inventory
3. In the Etame concession, VAALCO receives a form of tax deduction for capital spending
(“costs”) and can carry-forward amounts not yet deducted in a “cost account” – VAALCO experiences higher taxes, and lower net income, in any period where there is limited capital spending and no balance in the Cost Account
1.  Under the successful efforts convention, all exploration costs except those related to successful drilling are expensed in the period incurred; under the full cost convention, the cost of both successful and unsuccessful exploration efforts are fully capitalized
2.  Under U.S. and Gabonese law and VAALCO’s production sharing agreement (PSA) with the government of Gabon
All 3 of These Transitory Factors Impacted VAALCO’s Net
Income in the First Quarter of 2008

Nanes Delorme Partners’ Arguments
Rest on Incorrect Assertions
• Assertion: VAALCO’s stock price has underperformed its peers
– VAALCO’s stock price performance exceeds that of the ISS peer group over 6-month, 1-year, 3-year and 5-year lookbacks
5-Year Relative Performance
-100
0
100
200
300
400
500
600
700
800
3-Year Relative Performance
-50
0
50
100
150
200
250
1-Year Relative Performance
-40
-30
-20
-10
0
10
20
30
40
50
60
VAALCO S&P 500 Index Peer Group

Nanes Delorme Partners’ Arguments
Rest on Incorrect Assertions
• Assertion:  VAALCO is undervalued on the basis of two ratios: (a) Enterprise
Value (EV) / EBITDA and (b) Price / Earnings (P/E)
– Nanes states these ratios to be “virtually all relevant comparable valuation metrics”; however, Nanes knows – or should know as a self-described
“specialist” in the oil and gas industry – that EV/EBITDA and P/E ratios mean very little in the context of small-cap E&Ps
– EV / EBITDA:
• “EBITDA multiples… are less useful for valuing oil and gas reserves, where depletion factors and exploration and development expenditures are difficult to incorporate in a single EBITDA multiple factor” – John S. Herold, Inc.
Valuation Methodology
– P/E Ratios:
• “… oil industry earnings are frequently impacted by… fluctuations in commodity prices, the timing of exploration costs, income tax rates that vary with the geographic location of operations, and other accounting vagaries associated with capital intensive businesses. As a consequence, reported net income and, hence P/E ratios, are of limited utility in the valuation of an oil company.” – John S. Herold, Inc. Valuation Methodology
E&Ps, and Smaller E&P’s in Particular, Are Not Valued on the Basis of Simplistic Multiples

III. VAALCO’s Board: Experienced, Proven and Committed to Maximizing Stockholder Value

VAALCO’s Board: Independent,
Engaged and Experienced
• More than 100 years of
combined experience in the
E&P industry, including
international development
• 4 of 7 directors current or
former executive officers in
the industry
• 5 of 7 directors have served
as directors of other public
companies
• Balanced portfolio of
complementary experience:
– International government
relations and diplomacy
– Geology and geophysics
– Finance and accounting
– Investment banking
– Tax law
In 2007:
• 8 full board meetings
• Quarterly sessions with
only independent directors
• 7 committee meetings
– Audit (4)
– Compensation (2)
– Governance and
Nominating (1)
• Board closely monitors
implementation of strategy
and operational results
– Board and all committee
meetings conclude with an
executive session of
independent directors only
• 5 of 7 directors are
independent under NYSE
listing requirements
– The 2 others being the
Company’s CEO and CFO
• All committees are
comprised solely of
independent directors
– Audit
– Compensation
– Governance and
Nominating
INDEPENDENT ENGAGED EXPERIENCED

Continuing Director Nominees Possess
Critical Skills and Experience
• President since 1992; designed and implemented all of VAALCO’s exploration, drilling and development campaigns since joining the Company in 1991
• 30+ years experience in the petroleum industry
• Former petroleum reservoir engineer with Exxon, management consultant with McKinsey
& Company and investment banker with Copeland, Wickersham and Wiley, a leading investment banking boutique specializing in the oil and gas industry
• Member of the Audit Committee
• Pioneer of Canadian oil and gas Industry; 50+ years of experience in the petroleum industry includes 10 years as President of Mobil Oil Canada Ltd.
• Honors include: inductee into Petroleum Hall of Fame, Honorary Doctorate from the
University of Alberta, named on
Albertans who had an impact on the 20
th
century
• Current director of Softrock Minerals and Carma.; former Chairman of Shiningbank
Energy Income Fund, Chairman of Serenpet, President, CEO and Chairman of Poco
Petroleum Ltd., President and CEO of Bowtex Energy (Canada) and Chairman and CEO
of Mobil Oil Canada
• Member of the Nominating and Corporate Governance and Compensation committees
• 35+ years of experience in the petroleum industry
• Former Ambassador to Great Britain with long standing business connections in the oil and gas industry
• Provides valuable perspectives on international relations in support of VAALCO’s West
African exploration efforts
Continuing Directors Have Been Central To Success Over The Long-Term E&P Cycle
Their Experience And Leadership Are Central To Current Drilling Program
William S. Farish
Director since 2004
Arne R. Nielsen
Director since 1989
W. Russell Scheirman
President & CFO
Director since 1991

VAALCO’s Other Directors Are Also
Accomplished Leaders
Areas of Expertise
• 45+ years in petroleum industry
• Chairman, CEO since 1997
Other Directorships
Current
• Plains Exploration and Production
• Integrity Bank
Former
• Vice Chairman Nuevo Energy
Executive Experience
• Founder, President, COO of
Nuevo Energy
• SVP of Energy Assets
International
Other
• Director, Texas Children’s Hospital
• Member, University of Texas
Advisory Council
Areas of Expertise
• Tax law for international
corporations
• Legislative/Regulatory affairs
Other Directorships
Former
• American Exploration Company
Executive Experience
• Member of the Executive
Committee, Breen Investors
• Partner-in-Charge, Baker
Botts, LLP
Other
• Former Assistant Secretary for
Tax Policy at the U.S. Treasury
Department
• Nominated by President Reagan,
confirmed by U.S. Senate and
represented the Administration in
presenting tax policy to U.S.
Congress
Areas of Expertise
• 45+ years in petroleum industry
• Geology and Geophysics
• Operating and management
experience in VAALCO’s core
asset locations
Other Directorships
Former
• Pan-Ocean Energy
Executive Experience
• MD, Chevron Africa & Mid-East
MD, Chevron Africa
• Deputy MD Europe, Chevron
• VP of Geoman, a Gulf affiliate
• GM, Gulf Exploration of UKCS
• Assistant to VP, Chevron
Overseas Exploration
Other
• Ph.D. Geology and Geophysics
Areas of Expertise
• 50+ years in petroleum industry
• Accounting (CPA)
• Investment/Finance
Other Directorships
Current
• First City Bancorporation
• American Mining Congress
Former
• Gulf Resources and Chemical
Corporation
• Gulf Canada Resources
• Gulf Indonesia Resources
• Federal Express
• University of Texas Investment
Management Company
Executive Experience
• Chairman, CEO of Gulf
Resources
• Chairman, CEO of Chemical
Corporation
Other
• Managing Partner of Challenge
Investment Partners
• Regent Emeritus of Texas A&M
• Board of Trustees of Baylor
College of Medicine
Robert H. Allen
Luigi P. Caflisch
O. Donaldson Chapoton
Robert L. Gerry, III

Committed to Maximizing Stockholder Value
• VAALCO’s Board is always open to considering bona fide offers that would provide stockholders with full and fair value for their shares – NO such offers have been received
• VAALCO’s Board, with assistance of its financial and legal advisors, continuously reviews the Company’s business plans and other value creating opportunities / strategic options
• Retained independent financial advisors over 1 year ago and have been evaluating:
• Concessions, farm-ins and acquisitions
• Acquisitions of additional working interests in the Etame concession
• Growth capital financing structures including PIPEs (private investment public equity)
• Other opportunities / strategic options
• Now is not the right time to sell VAALCO
• Stockholders are poised to benefit from the current drilling program
• Selling now would transfer the value of a potential discovery to the acquiror
• E&Ps do not receive full value on resources that have not been proved-out by drilling
• Uncertain market conditions (including commodity price volatility and credit market instability) are likely to inhibit a robust sale process and the ability to obtain full and fair value for stockholders
• After careful analysis and consideration, in September 2007 VAALCO’s Board – with the assistance of the Company’s financial and legal advisors – adopted a stockholders’ rights plan (“Poison Pill”), as an appropriate defense to prevent an opportunistic acquisition at prices below VAALCO’s intrinsic value

Why Even One Nanes Delorme / Pilatus Energy Nominee is
Bad for Stockholders –
Who Are They?
Nanes Delorme
• Proxy campaign led by Julien Balkany, a 27-year
old French citizen
• Formed 2000 by Daryl Nanes; based in New York
– Suffered $323,510 net loss in 2007
• Broker and adviser on African oil & gas
transactions including:
– Surestream Petroleum’s “exclusive advisor” in a
sale of up to 40% of its interests in the Ndunda
Block, Democratic Republic of Congo
– “Sole financial advisors”
to Afren
in its acquisition
of oil & gas properties in Angola
2
–
all of Afren’s oil
& gas assets are located in West Africa
–
Advisor to Maurel
& Prom, a company with
extensive oil & gas operations in Gabon and
Congo (Brazzaville), West Africa
• Self-proclaimed hedge fund formed January 2008
• Affiliated with investment bank Bear Stearns
Pilatus Energy
• Founded in 2006; based in Zug, Switzerland
• Purportedly led by Loik Le Floch-Prigent
– “The name of the former Elf CEO doesn't appear on
their list of executives but it is he who makes all of
their investment decisions.”
• Le Floch-Prigent was convicted by a French court in
2003, sentenced to 5-years in prison and fined
€375,000 for fraud, embezzlement, bribery and a
kickback scheme through his management of Elf
Aquataine (known as “the Elf Affair”)
4,5
–
“probably the biggest political and corporate sleaze
scandal to hit a western democracy since the
second world war” 6
– Used $145 MM of public funds used to buy influence
and contacts in Africa
7
– Accused of embezzling millions from Elf and using
company funds to obtain political influence
8
• Le Floch-Prigent was convicted again 1 year ago for
misappropriating funds in connection with a bogus
jobs scheme, receiving a 15-month suspended
sentence and €60,000 fine
4
• Reported to have acquired oil and gas properties in
Mali and Congo and to be pursuing assets in
Cameroon, Guinea and the Ivory Coast
1. Africa Energy Intelligence (AEI), “The New African Oil Trail Blazers”, 2/20/08
2. AEI, “Abbas I. Yousef Al Yousef”, 12/19/07
3. AEI, “Le Floch-Prigent’s New Incarnation”, 12/5/07
4. Reuters News, “Curtain Comes Down on Final Elf Graft Trial”, 5/25/07
5. Associated Press, “Paris Court Orders Former Elf Chairman Freed From Prison
on Medical Grounds”, 4/8/04
6. The Guardian, “Gigantic Sleaze Scandal Winds Up as Former Elf Oil Chiefs are
Jailed”, 11/13/03
7. Associated Press, “Former French Oil Chief Testifies that Money Went to
African Leaders”, 3/19/03
8. Reuters News, “Former Elf Head Blames Unhappy Marriage for Graft”, 4/14/03
3
3
2,3

Why Even One Nanes Delorme / Pilatus Energy Nominee is
Bad for Stockholders –
Significant Conflicts of Interest
• The most competitive and important area of activity for E&P companies is the search for prospective drilling acreage and related information (such as whether properties are available and seismic data)
• Protecting this sensitive, proprietary information is crucial to an E&P company’s success and a critical driver of value creation
• We believe installing any competitor’s paid representatives onto VAALCO’s
Board would inhibit discussion and create an untenable situation that limits meaningful review of VAALCO’s opportunities and prospects – In our view, this would be detrimental to stockholder value and the future of VAALCO
Nanes Delorme Partners and Pilatus Energy Have Significant Conflicts
of Interest – They Do Not Belong on VAALCO’s Board

Why Even One Nanes Delorme / Pilatus Energy Nominee is
Bad for Stockholders –
True Intentions Are Unknown
• Pilatus acquired ~4.5% of VAALCO (just shy of
SEC disclosure requirements) only recently,
between November 30, 2007 and January 30,
2008; Nanes Delorme was not even formed
until January 22, 2008
– Nanes told VAALCO on at least 3 occasions
that its unnamed limited partner was not a
competitor
– Pilatus was only identified May 5, almost
2 months after the initial 13D, and an
amended proxy
• Pilatus’/Nanes’ goals are unclear; objectives
do not seem aligned with other stockholders
– Refused on at least 2 occasions to enter into a
non-disclosure agreement
– Refused an offer by VAALCO – made prior to
VAALCO learning of Pilatus’ involvement – of
1 Board seat and membership on a committee
to review alternatives
– Demanded (although a 7.9% holder): 3 Board
seats and formation of a “special committee”,
controlled by Nanes, to review alternatives
including a corporate sale
Pilatus Nanes Delorme
Nov. 28, 2007 – Jan. 16, 2008
Purchases 1.125 MM shares
Jan. 18 & Jan. 22, 2008 formed:
Nanes Balkany Partners I
Nanes Balkany Management
Nanes Delorme Partners I
Jan. 30
Has 2.7 MM shares (~4.5%)
Feb. 14
Transfers all to Nanes
Feb. 22 – Mar. 3
Purchases 0.65 MM shares
requiring 13D filing (~5.6%)
Mar. 4 – Mar. 11
Purchases 1.35 MM shares
for a total of 4.7 MM (~7.9%)
Mar. 11 & Mar. 12
Sends letter to Board, then
files 13D, 1 day before earn-
ings; no mention of Pilatus
Week of April 7
CEO & CFO agree to meet Nanes
on April 15; prior to meeting, on
April 11, Nanes notifies VAALCO
it will seek its own directors
April 15 - April 22
Balkany refuses to identify
unnamed, secret limited partner;
tells VAALCO its partner is not
in the oil & gas business
April 24 - VAALCO files Proxy
April 25 - Nanes files preliminary
proxy; does not identify Pilatus
May 5 - Nanes files amended
preliminary proxy revealing
identity of limited partner as
Pilatus Energy

Why Even One Nanes Delorme / Pilatus Energy Nominee is
Bad for Stockholders –
No Substantive Ideas
• Nanes other stated ideas for VAALCO make little sense:
– Core asset divestitures – What assets, short of a sale of the entire company, does Nanes
Delorme propose to divest?
– Nanes Delorme itself states that “VAALCO is a company which has first class oil and gas properties, with a balanced portfolio of assets and substantial exploration upside in Angola and
Gabon, which generates significant cash flow”
– Alternative listings – Nanes Delorme provides no support whatsoever for its assertion that share performance would be affected by an alternative listing
– Clear proof to the contrary – superior stockholder returns and operating performance
– “Flowback” likely to lead to stock price declines
– Cease North Sea activity – VAALCO’s North Sea activity is a small part of our overall business and is consistent with our strategy of obtaining new assets in politically stable regions where modern technology has the potential to unlock previously hidden reserves
– 70 discoveries currently in the appraisal or development stage representing ~ 3 billion barrels of oil equivalent –
new entrants are involved in 46 of these projects¹
– Well understood geology resulting in low exploration risk and high drilling success rates
– Government policies encourage new entrants and accelerated E&P
– Move headquarters to London, Paris or Geneva and close office in Aberdeen –
– Houston is widely known as the oil capital of the world, with an unsurpassed pool of talent and a low cost of living (the same cannot be said for London, Paris or Geneva)
– Aberdeen is where all of the drilling professionals for VAALCO's operations are based and is an established international center for drilling expertise
1. Hannon Westwood, May 2008

Nanes’ Nominees Add No Significant
Skills or Experience
Leonard Toboroff
• Current director of Engex, a closed-end investment
company focused on the biotechnology, technology,
gaming and distribution industries (market capitalization
of $9 MM), NOVT, a former developer of treatments for
vascular diseases (no significant current operations)
and SP Acquisition, a blank-check acquisition company
(no significant operations)
• Director and Vice-Chairman of Allis-Chalmers Energy,
which provides drilling equipment to the onshore
domestic energy industry
W. Russell Scheirman
• Designed and implemented all of VAALCO’s
exploration, drilling and development campaigns since
joining the Company in 1991
• 30+ years experience in the petroleum industry
• Former petroleum reservoir engineer with Exxon,
consultant with McKinsey & Company and investment
banker
Clarence Cottaman III
• PetroFalcon Board member since June 2003; since
2005, stock has fallen from a high of C$5.90 to C$1.50;
operating at a loss for the last 2 years
• Expertise already well represented on VAALCO’s Board
Arne R. Nielsen
• 50+ years experience in the petroleum industry
• Inductee into the Petroleum Hall of Fame
• Extensive operating and Executive Management
industry experience, including 10 years as President of
Mobil Oil Canada
Julian Balkany
• Age 27
• Managing Director, Nanes Delorme, oil & gas M&A
investment broker to VAALCO’s competitors
• No public company executive or Board experience
William S. Farish
• Former Ambassador to Great Britain
• Long standing industry business connections
• 35+ years experience in the petroleum industry
• Valuable perspectives on international relations in
support of VAALCO’s West African efforts

VAALCO’s Nominees Are the Right Choice
• Independent and engaged Board made up of successful and experienced industry leaders
– Responsible for successful implementation of corporate strategy and stock price appreciation
– Broad and complementary expertise in areas critical to VAALCO’s business
– 5 of 7 directors independent under NYSE listing requirements
– All committees constituted solely of independent directors
• Superior long-term value creation and financial performance
– 503% cumulative stockholder return over the last 5 years
– Outperformed peer group over each of the last 6-month, 1-year, 3-year and 5-year periods
– 31% 5-year average ROIC (among top 5% of the oil & gas industry)
– 66% revenue CAGR over the last 5 years
– 81% EBITDA CAGR over the last 5 years
• Track record of superior operating achievements
– 82% success rate in exploration drilling since 1998, when Etame drilling began
– 100% success rate in the drilling and completion of development wells since 1998
– 50% increase in production since 2002
• Strong growth expected to continue
– Drilling program underway exposes VAALCO stockholders to 8x current reserves
– 7 planned exploration wells, 2 development wells, arrangements in place to contract for rigs
– Drilling to commence this summer

32 VAALCO Energy, Inc. Exceptional Exploration Track Record Efficient, Low Cost Operator Large, High Prospectivity Exploration Portfolio Strong Cash Flow for Exploration, Production and Acquisitions